UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2003


                         FRIENDLY ICE CREAM CORPORATION
             (Exact name of registrant as specified in its charter)

      Massachusetts                     0-3930                   04-2053130
                                                              (I.R.S. Employer
 (State of Incorporation)      (Commission File Number)      Identification No.)

                                1855 Boston Road
                         Wilbraham, Massachusetts 01095

    (Address, including zip code of registrant's principal executive offices)

       Registrant's telephone number, including area code: (413) 543-2400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:
     99.1 October 23, 2003 Press Release by Friendly Ice Cream Corporation Pursuant to SEC Release No. 33-8216, this press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On October 23, 2003 Friendly Ice Cream issued a press release describing selected financial results of the Company for the quarter ended September 28, 2003, included herewith as exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         FRIENDLY ICE CREAM CORPORATION


                                          By:   /s/ PAUL V. HOAGLAND
                                             -----------------------
                                             Name: Paul V. Hoagland
                                             Title:  Executive Vice President of
                                             Administration and Chief Financial
                                             Officer
Date:    October 23, 2003


                                  Exhibit Index

     99.1       October 23, 2003 Press Release by Friendly Ice Cream Corporation